Exhibit 10.25

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT is entered into on the 11th day of November, 2005, between COMCAST CORPORATION, a Pennsylvania corporation (together with its subsidiaries, the “Company”), and DAVID L. COHEN (“Employee”).

BACKGROUND

Employee and Company entered into an Employment Agreement (the “Agreement”) on November 7, 2005, and desire to amend such agreement as provided herein.

AGREEMENT

Intending to be legally bound, the Company and Employee agree as follows:

1. Item 4 of Schedule 1 is hereby amended to read in its entirety as follows:

Restricted Stock Amount and Vesting Schedule: 87,000 units; vesting: 15% on January 2, 2007; 15% on each of the second through fourth anniversaries of the date of grant; and 40% on the fifth anniversary of the date of grant.

2. Other than as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 on the date first above written.

COMCAST CORPORATION

By:	/s/ ARTHUR R. BLOCK

EMPLOYEE:

/s/ DAVID L. COHEN
David L. Cohen